SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 16, 2006

                                  STAPLES, INC.
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               (Exact name of registrant as specified in charter)

       Delaware                    0-17586                  04-2896127
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 (State or other juris-          (Commission              (IRS Employer
diction of incorporation         File Number)            Identification No.)


   Five Hundred Staples Drive, Framingham, MA                  01702
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   (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: 508-253-5000


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          (Former name or former address, if changed since last report)


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Item 2.02. Results of Operations and Financial Condition

     On May 16, 2006, Staples, Inc. announced its financial results for the quarter ended April 29, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 16, 2006                Staples, Inc.

                                        By:  /s/ Jack VanWoerkom
                                             -----------------------------------
                                               Jack VanWoerkom

                                               Executive Vice President, General
                                               Counsel and Secretary
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                                  EXHIBIT INDEX

Exhibit No.                   Description
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99.1                          Press release dated May 16, 2006